UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2024 (September 5, 2024)

RAPHAEL PHARMACEUTICAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53002	26-0204284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Lui Paster Tel Aviv-Jaffa, Israel	6803605
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On September 11, 2024, the Board of Directors of Raphael Pharmaceutical Inc., or the Company, dismissed Weinstein International CPA, or the Former Auditor, as the Company’s independent registered public accounting firm, effective September 5, 2024.

Except for an explanatory paragraph in the Former Auditor’s audit report regarding substantial doubt about the Company’s ability to continue as a going concern, the audit reports of the Former Auditor on the Company’s financial statements for the fiscal years ended December 31, 2022 and 2023 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and 2023, and the subsequent interim period through September 5, 2024, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided the Former Auditor with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of the letter provided by the Former Auditor, dated September 11, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

On September 11, 2024, the Board of Directors of the Company approved the engagement of Elkana Amitai CPA, or the New Auditor, as the Company’s independent registered public accounting firm for the quarter ending September 30, 2024. The engagement with the New Auditor is on a short-term basis, specifically for the next quarter, to allow the Company sufficient time to evaluate its long-term audit needs.

During the fiscal years ended December 31, 2022 and 2023, and the subsequent interim period through September 5, 2024, neither the Company, nor anyone on its behalf, consulted the New Auditor regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by the New Auditor that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Weinstein International CPA, addressed to the Securities and Exchange Commission, dated September 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPHAEL PHARMACEUTICAL INC.

By:	/s/ Shlomo Pilo
Name:	Shlomo Pilo
Title:	Chief Executive Officer

Date: September 11, 2024

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